UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2026

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce Street, Suite 1700, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (888) 611-9888

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	DSGR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 12, 2026, Lawson Products, Inc. (“Lawson”), an Illinois corporation and wholly owned subsidiary of Distribution Solutions Group, Inc., a Delaware corporation (“DSG” or the “Company”), entered into an Agreement and Plan of Merger (the “Grade Eight Merger Agreement”) with GradeEight Holdings, LLC, a Delaware limited liability company (“GradeEight”), 301 Grade Eight Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Lawson (the “Grade Eight Merger Sub”), and SV-WD, LLC, a Delaware limited liability company, solely in its capacity as unitholder representative, pursuant to which Lawson will acquire GradeEight, by means of a merger of the Grade Eight Merger Sub with and into GradeEight (the “Grade Eight Merger”), with GradeEight continuing as the surviving limited liability company and wholly owned subsidiary of Lawson (as such, the “Surviving Company”). The total amount to be paid by Lawson in the transaction is approximately $145 million, subject to certain adjustments set forth in the Grade Eight Merger Agreement (the “Purchase Price”). The Grade Eight Merger is not subject to any financing condition or contingency, and Lawson expects to fund the Purchase Price with borrowings under DSG’s existing $400 million revolving credit facility and available cash.

The consummation of the Grade Eight Merger is subject to certain closing and termination conditions customary for transactions similar to the Grade Eight Merger.

On October 13, 2026, the Company issued a press release announcing the entry of Lawson into the Grade Eight Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Additional Information About the Merger and Where to Find It

On July 15, 2026, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Eclipse Parent Acquisitions, LLC, a Delaware limited liability company (“Parent”), Eclipse Intermediate Acquisitions, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Intermediate”), and Eclipse Acquisitions Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Intermediate (“Merger Sub”). Parent, Intermediate, and Merger Sub were formed by, and are affiliated with, LKCM Headwater Investments, LLC (“LKCM Headwater”), J. Bryan King, and their respective affiliates. Mr. King is the Company’s Chief Executive Officer and Chairman of the Company’s Board of Directors and is also the Managing Partner of LKCM Headwater. LKCM Headwater and its affiliates beneficially own, in the aggregate, approximately 78.5% of the outstanding shares of the Company’s common stock, par value $1.00 per share (the “Company Common Stock”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, and in accordance with the Delaware General Corporation Law (the “DGCL”), Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation, becoming a wholly owned subsidiary of Intermediate and an indirect wholly owned subsidiary of Parent. Upon completion of the Merger, the Company will become a privately held company, and the Company Common Stock will no longer be listed on Nasdaq. The Merger is subject to customary closing conditions, including obtaining the requisite approval of the Company’s stockholders.

In connection with the Merger, the Company intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”). Additionally, on September 1, 2026, in connection with the Merger, the Company, LKCM and certain of their respective affiliates jointly filed with the SEC a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Proxy Statement and a proxy card will be sent or otherwise made available to stockholders of the Company entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document that the Company may file with the SEC in connection with the Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION ABOUT THE COMPANY AND THE MERGER. Investors and security holders will be able to obtain copies of the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company free of charge from the SEC’s website at www.sec.gov or from the Company’s website.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its most recent annual meeting (the “Annual Proxy Statement”) of stockholders and in other documents filed by the Company with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Merger are included in the Schedule 13E-3 and will also be included in the Proxy Statement and other materials to be filed with SEC in connection with the Merger. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe-harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and variations of them and other words and terms of similar meaning and expression (and the negatives of such words and terms) are intended to identify forward-looking statements.

Forward-looking statements can also be identified by the fact that they do not relate strictly to historical or current facts, including those statements relating to the Grade Eight Merger and the consummation thereof, the obtaining of the requisite approval of the Merger by DSG stockholders, and the consummation of the Merger. Such forward-looking statements are based on current expectations and involve inherent risks, uncertainties and assumptions, including factors that could delay, divert or change any of them, and could cause actual outcomes to differ materially from current expectations. DSG can give no assurance that any goal or plan set forth in forward-looking statements can be achieved, and DSG cautions readers not to place undue reliance on such statements. DSG undertakes no obligation to release publicly any revisions to forward-looking statements as a result of new information, future events or otherwise. Each forward-looking statement speaks only as of the date on which such statement is made, and DSG undertakes no obligation to update any such statement to reflect events or circumstances arising after such date. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including the failure of the Escrow Issuer to consummate the Offering, the failure to obtain the requisite consent to the Merger by DSG stockholders, the failure to consummate the Merger and the failure to satisfy the conditions for the release of the gross proceeds of the Offering from the escrow account. Certain risks associated with DSG’s business are also discussed from time to time in the reports DSG files with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K or other reports the Company may file from time to time with the SEC, which should be reviewed carefully.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 13, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date: October 14, 2026	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer